(File Nos. 2-34215 and 811-1911)
                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No.___)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]
Check the appropriate box:
         [ ] Preliminary Proxy Statement
         [ ] Confidential,  for Use of the Commission Only (as permitted by Rule
             14a-6(3)(2))
         [X] Definitive  Proxy Statement
         [X] Definitive  Additional  Materials
         [ ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                        SCHRODER CAPITAL FUNDS (DELAWARE)
                (Name of Registrant as Specified in its Charter)

                         BOARD OF TRUSTEES OF REGISTRANT
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

         [X]    No fee required
         [ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
                and 0-11

                  1) Title of each class of securities to which transaction applies:
                      _________________________

                  2)  Aggregate  number  of  securities  to  which   transaction
                      applies:
                      _________________________

                  3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                  4)  Proposed maximum aggregate value of transaction:
                      _________________________

                  5)  Total fee paid:
                      _________________________


         [ ]      Fee paid previously with preliminary materials.
         [ ]      Check box if any part of the fee is offset  as  provided  by
                  Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                  1)       Amount Previously Paid:
                           ___________________

                  2)       Form, Schedule or Registration Statement No.:
                           ___________________

                  3)       Filing Party:
                           ___________________

                  4)       Date Filed:
                           ___________________

                           SCHRODER INTERNATIONAL FUND
                  SCHRODER INTERNATIONAL SMALLER COMPANIES FUND
                             SCHRODER MICRO CAP FUND
                            SCHRODER U.S. EQUITY FUND
                      SCHRODER U.S. SMALLER COMPANIES FUND
               (EACH, A FUND OF SCHRODER CAPITAL FUNDS (DELAWARE))

                               787 SEVENTH AVENUE
                            NEW YORK, NEW YORK 10019


                                                         November 12, 1997


DEAR SHAREHOLDER:

         You are cordially invited to attend the Special Meeting of Shareholders (the "Meeting") of Schroder International Fund, Schroder International Smaller Companies Fund, Schroder Micro Cap Fund, Schroder U.S. Equity Fund, and Schroder U.S. Smaller Companies Fund (each a Fund of Schroder Capital Funds (Delaware) to be held on Monday, December 8, 1997, at 4:00 p.m., Eastern time, at the offices of the Trust's administrator and distributor at 787 Seventh Avenue, 5th Floor, Boardroom A, New York, New York. At the Meeting, shareholders will be asked to vote on the election of three new Trustees of the Trust and transact any other business as may properly come before the Meeting and any adjournment thereof.

         Whether or not you plan to be present at the Meeting in person, you are requested to cast your vote. PLEASE COMPLETE, SIGN, AND RETURN YOUR ENCLOSED PROXY CARD(S) PROMPTLY. A POSTAGE-PAID ENVELOPE IS ENCLOSED FOR THIS PURPOSE.

         We look forward to seeing you at the Meeting or receiving your proxy so your shares may be voted at the Meeting.

                                                         Sincerely yours,

                                                         /s/ Mark J. Smith

                                                         Mark J. Smith
                                                         President

SHAREHOLDERS ARE URGED TO SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE SO AS TO BE REPRESENTED AT THE MEETING.

                        SCHRODER CAPITAL FUNDS (DELAWARE)

                           --------------------------

                        NOTICE OF MEETING OF SHAREHOLDERS

                           --------------------------



     A Special Meeting of Shareholders (the "Meeting") of Schroder International Fund, Schroder International Smaller Companies Fund, Schroder Micro Cap Fund, Schroder U.S. Equity Fund, and Schroder U.S. Smaller Companies Fund (each, a Fund of Schroder Capital Funds (Delaware) (the "Trust") will be held at the offices of the Trust's administrator and distributor at 787 Seventh Avenue, 5th Floor, Boardroom A, New York, New York, on Monday, December 8, 1997, at 4:00 p.m., Eastern time, for the following purposes:

         1.     To elect three new Trustees of the Trust.

         2. To consider and act upon such other matters as may properly come before the Meeting.

     Shareholders of record as of the close of business on October 29, 1997 are entitled to notice of and to vote at the Meeting.

                                                  By order of the Trustees,

                                                  /s/ Alexandra Poe

                                                  Alexandra Poe
                                                  Secretary



November 12, 1997

                           SCHRODER INTERNATIONAL FUND
                  SCHRODER INTERNATIONAL SMALLER COMPANIES FUND
                             SCHRODER MICRO CAP FUND
                            SCHRODER U.S. EQUITY FUND
                      SCHRODER U.S. SMALLER COMPANIES FUND
              (EACH, A FUND OF SCHRODER CAPITAL FUNDS (DELAWARE))

                               787 SEVENTH AVENUE
                            NEW YORK, NEW YORK 10019



                             -----------------------
                                 PROXY STATEMENT
                             -----------------------



         THE ENCLOSED PROXY IS SOLICITED BY THE TRUSTEES OF SCHRODER CAPITAL FUNDS (DELAWARE) (THE "TRUST") FOR USE AT THE SPECIAL MEETING OF SHAREHOLDERS (THE "MEETING") OF SCHRODER INTERNATIONAL FUND, SCHRODER INTERNATIONAL SMALLER COMPANIES FUND, SCHRODER MICRO CAP FUND, SCHRODER U.S. EQUITY FUND, AND SCHRODER U.S. SMALLER COMPANIES FUND (EACH, A "FUND" OF THE TRUST) TO BE HELD ON DECEMBER 8, 1997, AT 4:00 P.M., AT THE OFFICES OF THE TRUST'S ADMINISTRATOR AND DISTRIBUTOR AT 787 SEVENTH AVENUE, 5TH FLOOR, BOARDROOM A, NEW YORK, NEW YORK, AND AT ANY ADJOURNMENT THEREOF. The Board of Trustees has fixed the close of business on October 29, 1997 ("Record Date") for the determination of Shareholders entitled to notice of and to vote at the Meeting or any adjourned session. These proxy materials are first being made available to shareholders on or about November 12, 1997.

         Shares represented by duly executed proxies will be voted in accordance with the specification made. If no specification is made, shares will be voted in accordance with the recommendation of the Trustees. You may revoke a proxy at any time before it is exercised, by sending or delivering a written revocation to the Secretary of the Trust (which will be effective when it is received by the Secretary), by properly executing a later-dated proxy, or by attending the Meeting, requesting return of your proxy, and voting in person.

         COPIES OF THE MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS OF ANY FUND ISSUED BY THE TRUST MAY BE OBTAINED WITHOUT CHARGE. FOR COPIES, PLEASE CALL THE TRUST AT 1-800-290-9826 OR WRITE THE TRUST AT TWO PORTLAND SQUARE, PORTLAND, MAINE 04101.

I.       ELECTION OF NEW TRUSTEES

     The Trustees of the Trust have fixed the number of Trustees at eight and are proposing that shareholders elect the HON. DAVID N. DINKINS, MR. PETER S. KNIGHT and MS. SHARON L. HAUGH to serve as new Trustees of the Trust. Information as to each of the nominees is provided below. Mr. Ralph E. Hansmann, who served as a Trustee of the Trust since its organization on September 13, 1995, has resigned his position as Trustee as of May 19, 1997. Each of the current Trustees was elected by shareholders on January 9, 1996.

         The trustees of each of the other open-end investment companies in the Schroder complex (Schroder Capital Funds ("SCF"), Schroder Capital Funds II ("SCF II") and Schroder Series Trust ("SST")) have nominated various individuals, including in some instances the persons currently serving as Trustees of the Trust, and Messrs. Dinkins and Knight and Ms. Haugh, to serve as trustees of those investment companies. If each of the nominees for Trustees of the Trust and of each of those investment companies is elected by the respective shareholders, the same individuals would then serve as trustees of each of those investment companies. A VOTE FOR THE ELECTION OF A NEW TRUSTEE WILL BE DEEMED TO BE INSTRUCTIONS TO THE BOARD OF TRUSTEES TO VOTE FOR THE NOMINEE AS A TRUSTEE OF SCHRODER CAPITAL FUNDS.

         None of the nominees for election as Trustee, other than Ms. Haugh, is an "interested person" of the Trust, of Schroder Capital Management International Inc., the Trust's investment adviser ("Schroder"), or of Schroder Fund Advisors Inc., the Trust's principal underwriter. Ms. Haugh is an interested person by virtue of her position with Schroder and its affiliates.

         The following table presents information about each of the nominees for election as Trustee of the Trust. Also included is information about each current Trustee and each of the executive officers of the Trust. Each of the nominees for Trustee has agreed to serve if elected. However, if any of them declines or becomes unavailable for election, the proxy confers discretionary power on the persons named as proxy therein to vote in favor of substitute nominees. Each of the persons named as an officer has been elected to the indicated office by the Trustees and serves at the pleasure of the Trustees. Each such officer's principal occupation is as an employee or officer of Schroder or its affiliates or of Forum (the Trust's subadministrator) or its affiliates. Each officer's principal occupation for the past five years is listed; similar prior positions within the same company are omitted.



TRUSTEES AND OFFICERS
Name, Position with Trust;
Principal Occupation;
Business Experience During                                                                   Trustee or
the Past Five Years                                              Age                        Officer Since
-----------------------------------------------------            ---                        -------------

David N. Dinkins                                                  69                           Nominee
    Trustee of Schroder Series Trust.  Professor,
    Columbia University School of International and
    Public Affairs; Director, American Stock
    Exchange;   Carver Federal Savings Bank;
    Transderm Laboratory Corporation; The Cosmetic
    Center, Inc.  Formerly, Mayor, City of New York.

Peter S. Knight                                                   46                           Nominee
    Trustee of Schroder Series Trust.  Partner,
    Wunder, Knight, Levine, Thelen & Forcey;
    Director, Comsat Corp.; Medicis Pharmaceutical
    Corp.; Whitman Education Group Inc.  Formerly,
    Campaign Manager, Clinton/Gore '96.

Sharon L. Haugh*                                                  51                           Nominee
    Chairman, Schroder Capital Management Inc.;
    Executive Vice President and Director, Schroder
    Capital Management International Inc.; Chairman
    and Director, Schroder Fund Advisors Inc.

Mark J. Smith*                                                    36                            1995
    President and Trustee of the Trust; Vice
    President of Schroder Series Trust and Schroder
    Asian Growth Fund;  Director  and First Vice
    President of Schroder  Capital  Management  Inc.
    and Schroder Capital  Management   International
    Inc.;  Director,   Schroder  Investment Management
    Ltd.;  Director,  Schroder Fund Advisors Inc.;
    Trustee Schroder Capital Funds,  Schroder  Capital
    Funds II, Vice  President,  Schroder Asian Growth
    Fund, Inc.; Director, Schroder Japanese Warrant Fund Ltd.



TRUSTEES AND OFFICERS
Name, Position with Trust;
Principal Occupation;
Business Experience During                                                                   Trustee or
the Past Five Years                                              Age                        Officer Since
-----------------------------------------------------            ---                        -------------

Peter E. Guernsey                                                 76                            1995
    Trustee of the Trust, Schroder Capital Funds
    and Schroder Capital Funds II; Director,
    Schroder Asian Growth Fund, Inc.  Formerly,
    Senior Vice President, Marsh & McLennan, Inc.

John I. Howell                                                    80                            1995
    Trustee of the Trust, Schroder Series Trust,
    Schroder Capital Funds, Schroder Capital Funds
    II; Director, Schroder Asian Growth Fund,
    Inc.;  Private Consultant; Director, American
    International Life Assurance Company of New York

Clarence F. Michalis                                              75                            1995
    Trustee of the Trust, Schroder Capital Funds,
    Schroder Capital Funds II;  Chairman of the
    Board of Directors, Josiah Macy, Jr. Foundation.

Hermann C. Schwab                                                 77                            1995
    Trustee of the Trust, Schroder Capital Funds,
    Schroder Capital Funds II; Trustee, St.
    Lukes/Roosevelt Hospital Center.  Formerly,
    consultant to Schroder Capital Management
    International Inc.

Catherine A. Mazza                                                37                            1995
    Vice President of the Trust and of Schroder
    Series Trust.  First Vice President, Schroder
    Capital Management International Inc.;
    President, Schroder Fund Advisors Inc.; Vice
    President, Schroder Capital Funds, Schroder
    Capital Funds II; Vice President and Assistant
    Secretary, Schroder Asian Growth Fund.
    Formerly, Vice President, Alliance Capital
    Management L.P.



TRUSTEES AND OFFICERS
Name, Position with Trust;
Principal Occupation;
Business Experience During
the Past Five Years                                              Age                        Officer Since
-----------------------------------------------------            ---                        -------------

Alexandra Poe                                                     37                            1996
    Vice President and Secretary of the Trust.
    Clerk of Schroder Series Trust; Vice President,
    Schroder Capital Management International  Inc.;
    Senior Vice  President,  Secretary  and Fund
    Counsel, Schroder Fund Advisors Inc.; Vice
    President and Secretary,  Schroder Capital
    Funds and Schroder  Capital Funds II;  Assistant
    Secretary,  Schroder Asian Growth Fund, Inc.
    Formerly,  Attorney,  Gordon, Altman,  Butowsky,
    Weitzen, Shalov & Wein; Vice President and Counsel
    Citibank, N.A.

Margaret H. Douglas-Hamilton                                      55                            1995
    Vice President of the Trust, Schroder Capital
    Funds  and  Schroder   Capital  Funds  II;
    Secretary of  Schroder  Capital  Management  Inc.;
    Secretary, Schroder  Asian  Growth  Fund;  Senior
    Vice President and General Counsel of Schroders
    Incorporated.  Formerly,  partner of Sullivan &
    Worcester, a law firm.

Thomas G. Sheehan                                                 42                            1995
    Acting Treasurer and Assistant Secretary of the
    Trust, Schroder Capital Funds and Schroder
    Capital Funds II; Managing Director, Forum
    Financial Services, Inc.  Formerly, Special
    Counsel, U.S. Securities and Exchange
    Commission, Division of Investment Management



TRUSTEES AND OFFICERS
Name, Position with Trust;
Principal Occupation;
Business Experience During
the Past Five Years                                              Age                        Officer Since
-----------------------------------------------------            ---                        -------------

John A. Troiano                                                   38                            1995
    Vice President of the Trust, Schroder Capital
    Funds and Schroder Capital Funds II; Director
    and Chief Executive Officer of Schroder Capital
    Management International Inc.; Managing Director
    and Senior Vice President of Schroder  Capital
    Management Inc.  Formerly,  employed by various
    affiliates of Schroder Capital Management Inc. in
    various positions in the investment research and
    portfolio management areas.

* Ms. Haugh and Mr. Smith are "interested persons", as defined in the Investment Company Act of 1940, as amended, of the Trust, Schroder, and Schroder Fund Advisors Inc. by virtue of their positions with Schroder and its affiliates.

       The business address of each current Trustee and officer of the Trust and of each nominee is 787 Seventh Avenue, 34th Floor, New York, New York 10019. The Trust pays no compensation to its officers.

       The term of office of each person elected as a Trustee will be until he or she retires, resigns, is removed, or dies or until the next meeting of shareholders called for the purpose of electing Trustees or until his or her successor is elected and qualified. The Trust's Trust Instrument does not provide for the annual election of Trustees. However, in accordance with the Investment Company Act of 1940, as amended (the "1940 Act"): (1) the Trust will hold a shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office has been elected by shareholders, and (2) if, as a result of a vacancy among the Trustees, fewer than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. In addition, Trustees may be removed from office by vote of the holders of two-thirds of the outstanding shares of the Trust at a meeting called for that purpose. Each officer of the Trust serves at the pleasure of the Trustees.

       As of October 29, 1997, the nominees, current Trustees and officers of the Trust in the aggregate owned less than 1% of the outstanding shares of the Trust.

     For the year ended October 31, 1997 (the most recent fiscal year for the majority of the Trust's Funds), the Trustees of the Trust met five times. Messrs. Howell, Guernsey and Schwab attended all of the meetings. Messrs. Michalis and Hansmann attend four meetings and three meetings, respectively. Each Trustee who is not an officer or employee of Schroder or its affiliates receives an annual fee of $5,000 from the Trust, and an additional fee of $1,500 for each Trustees' meeting attended. The Trust pays no compensation to its officers or to Trustees who are affiliated with Schroder. There are no audit, nominating or compensation committees of the Trustees.

         The Trust paid Trustees' fees aggregating $10,875 for the year ended October 31, 1997. The following table sets forth information regarding compensation paid for the year ended October 31, 1997 to those Trustees who are not interested persons of the Trust.

COMPENSATION TABLE
                        (1)                                        (2)                          (3)*
                                                                                       TOTAL COMPENSATION FROM
                        NAME                              AGGREGATE COMPENSATION       TRUST AND FUND COMPLEX
                         OF                                     FROM TRUST                PAID TO TRUSTEES
                      TRUSTEE
=====================================================    =========================    ==========================

David N. Dinkins                                                $     0.00                   $ 12,500.00
Peter S. Knight                                                 $     0.00                   $ 12,500.00
John I. Howell                                                  $ 2,250.00                   $ 27,700.00
Ralph E. Hansmann                                               $   625.00                   $  1,875.00
Clarence F. Michalis                                            $ 1,750.00                   $  5,250.00
Peter E. Guernsey                                               $ 2,250.00                   $  6,750.00
Hermann C. Schwab                                               $ 4,000.00                   $ 13,000.00

* The Total Compensation listed in column (3) for Messrs. Howell, Hansmann, Michalis, Guernsey and Schwab includes compensation paid for services as a Trustee of SCF. The Total Compensation listed in column (3) for Mr. Howell also includes compensation for his services as a Trustee of SCF II, SST and as a Director of Schroder Asian Growth Fund, Inc. ("SAGF"). The Total Compensation listed in column (3) for Messrs. Dinkins and Knight represents compensation paid for their services as Trustee of SST. The Trust, SCF, SCF II, SST, and SAGF are considered part of the same "Fund Complex" for these purposes.

         The Trustees of the Trust have approved a change to the way in which the fees payable to the Trustees of the Trust are calculated, to become effective with the fiscal year beginning on November 1, 1997. Fees will be calculated and payable on a complex-wide basis: Trustees will receive an annual fee of $14,000 for their service as trustees of all of the open-end investment companies in the Schroder complex, plus a $500 daily rate per meeting(s) attended in person. When established, members of an audit committee for one or more of the investment companies will receive an additional $1,000. Payment of the annual fees will be allocated among the various investment companies based on their relative net assets. Payment of fees for attendance at meetings of Trustees of more than one investment company will be allocated among the investment companies in question. In any case where the Trustees meet in respect of only one investment company, the meeting fees for that meeting will be paid only by that investment company.

         The Trust's Trust Instrument provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of being a trustee or officer of the Trust, except if it is determined in the manner specified in the of Trust Instrument that they have not acted in good faith in the reasonable belief that their actions were in the best interest of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

         The following persons are known to one or more of the Funds to have owned of record or beneficially (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended), as of October 29, 1997, 5% or more of the outstanding shares of the following Funds:

                                                       Amount and
                                                       Nature of
                                                       Beneficial            Percentage of          Percentage of
Shareholder                                             Ownership             Fund Shares           Trust Shares
-----------                                             ---------             -----------           ------------

Schroder International Fund
---------------------------

Mac & Co. A/C 504-442                                   1,176,722               11.28%                  3.48%
    Mellon Bank NA
    MPNF5044422
    Mutual Fund Operations
    PO Box 3198
    Pittsburgh  PA  15230-3198

Cal Farley's Boys Ranch Foundation                       832,354                 7.98%                  2.46%
    Attn. David Saultz
    600 W 11th Street
    Amarillo  TX  79101

Union College Pooled Endowment Funds                     756,136                 7.25%                  2.23%
    Office of VP for Finance & Admin.
    Fiduciary Trust Company Int'l
    PO Box 3199 Church Street Station
    Attention: Catherine Cosgrove
    New York  NY  10008

Mac & Co. A/C #504-288                                   728,400                 6.98%                  2.15%
    Mellon Bank NA
    Mutual Fund Operations
    IWHF5042882
    PO Box 3198
    Pittsburgh  PA  15230-3198

Cnom & Co.                                               586,038                 5.62%                  1.73%
    Attn. Don Lugge
    PO Box 500409
    St. Louis  MO  63150-0409

                                                      Amount and
                                                      Nature of
                                                      Beneficial           Percentage of          Percentage of
Shareholder                                           Ownership             Fund Shares           Trust Shares
-----------                                           ---------             -----------           ------------

Schroder International Smaller Companies Fund
---------------------------------------------

Schroder Investment Management                         600,000                80.89%                  1.77%
    Client Account
    33 Gutter Lane
    London  EC2V8AS United Kingdom

Hudson-Webber Foundation                                99,502                13.41%                  0.29%
    333 West Fort Street - Suite 1310
    Detroit  MI  48226

The Charles Schwab Trust Co.                            42,173                 5.68%                  0.12%
    Attention: Minna Alfaro
    One Montgomery Street
    7th Floor
    San Francisco  CA  94104

Schroder Micro Cap Fund
-----------------------

Schroders Incorporated                                 200,000                90.10%                  0.59%
    Attn.  Debbie Kravetz
    787 Seventh Avenue - 6th Floor
    New York  NY  10019

Ira Unschuld                                            20,000                 9.01%                  0.06%
    150 East 56th Street
    New York  NY  10022

Schroder U.S. Equity Fund
-------------------------

Wendel & Co. A/C #902000                               110,983                 7.85%                  0.33%
    c/o The Bank of New York
    Mutual Fund Reorg. Dept.
    PO Box 1066
    Wall Street Station
    New York  NY  10268

Schroder Nominees Limited                               95,606                 6.77%                  0.28%
    120 Cheapside
    London EC2V 6DS United Kingdom





                                                     Amount and
                                                      Nature of
                                                      Beneficial           Percentage of          Percentage of
Shareholder                                           Ownership             Fund Shares           Trust Shares
-----------                                           ---------             -----------           ------------
Schroder U.S. Equity Fund
-------------------------

Security Nominees Incorporated                          82,982                 5.87%                  0.25%
    1 State Street
    New York  NY  10017

Citibank F.S.B. as Trustee                              77,748                 5.50%                  0.23%
    for Natwest Crawley
    c/o Citicorp Services Inc.
    Attn.  Joe Villella
    1410 N. Westshore Blvd.
    Tampa  FL  33607

Fox & Co.                                               72,706                 5.14%                  0.21%
    PO Box 976
    New York  NY  10268

Schroder U.S. Smaller Companies Fund
------------------------------------

Schroder Nominees Limited                              522,091                20.16%                  1.54%
    120 Cheapside
    London EC2V 6DS United Kingdom

FTC & Co.                                              332,238                12.83%                  0.98%
    Attn.  Datalynx #022
    PO Box 173736
    Denver  CO  80217-3736

Gooss & Co.                                            315,630                12.19%                  0.93%
    c/o Chase Manhattan Bank
    Attn.  Mutual Funds
    1211 - 6th Ave. - 35th Floor
    New York  NY  10036

Donaldson Lufkin & Jenrette                            193,373                 7.47%                  0.57%
    Securities Corporation
    PO Box 2052
    Mutual Funds Dept. - 5th Floor
    Jersey City  NJ  07303





                                                     Amount and
                                                      Nature of
                                                      Beneficial           Percentage of          Percentage of
Shareholder                                           Ownership             Fund Shares           Trust Shares
-----------                                           ---------             -----------           ------------

Schroder U.S. Smaller Companies Fund
------------------------------------

Grace Church Co.                                       145,548                 5.62%                  0.43%
    Grace Church Co.
    75 Wall Street - 17th Floor
    New York  NY  10265

Fleet National Bank Trustee                            127,893                 4.94%                  0.38%
    f/b/o Durotest for Higgens Assoc.
    UAD 9/1/93
    Attn.  0109520070
    PO Box 92800
    Rochester  NY  14692

------------------------------------------------

         As of the Record Date, there were outstanding 33,840,019 shares of the Trust, including 10,430,057 shares of Schroder International Fund, 741,676 shares of Schroder International Smaller Companies Fund, 221,955 shares of Schroder Micro Cap Fund, 1,412,176 shares of Schroder U.S. Equity Fund, 2,589,406 shares of Schroder U.S. Smaller Companies Fund, and 18,444,748 shares of Schroder Emerging Markets Fund Institutional Portfolio (as described in a separate proxy statement as of the same date). Each share is entitled to one vote, with fractional shares voting proportionally.

         The address of Schroder and of Schroder Fund Advisors Inc., the Trust's administrator and distributor, is 787 Seventh Avenue, 34th Floor, New York, New York 10019.

         THE TRUSTEES UNANIMOUSLY RECOMMEND ELECTION OF EACH NOMINEE FOR TRUSTEE LISTED ABOVE.

         REQUIRED VOTE. The candidates receiving the affirmative vote of a plurality of the votes cast at the Meeting, if a quorum is present, shall be elected. Shares of all Funds shall vote together as a single class in respect of the election of Trustees. One third (33 1/3%) of the shares entitled to vote at the meeting shall constitute a quorum for purposes of the election of Trustees.

II.      MISCELLANEOUS

         OTHER BUSINESS. The Trustees know of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the Trustees' intention that proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named as proxy in the enclosed form of proxy.

         PRINCIPAL UNDERWRITER.   Schroder Fund Advisors Inc. is  the  principal
underwriter of the Trust's shares.

         SOLICITATION OF PROXIES. In addition to the solicitation of proxies by mail, Trustees of the Trust and employees of Schroder or its affiliates may solicit proxies in person or by telephone. The cost of the solicitation, other than by those employees, will be borne by the Trust.

         ADJOURNMENT. In the event that sufficient votes in favor of the election of each nominee for Trustee are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting for a reasonable time after the date set for the original Meeting to permit further solicitation of proxies with respect to the election of such nominee. In addition, if, in the judgment of the persons named as proxies, subsequent developments make it advisable to defer action on the election of one or more nominees, the persons named as proxies may propose one or more adjournments of the Meeting for a reasonable time in order to defer action on such election as they deem advisable. Any such adjournments will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned, as required by the Trust's Trust Instrument and Bylaws. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the election of any nominee. They will vote against any such adjournment all proxies that withhold authority to vote for all of the nominees. The costs of any such additional solicitation and of any adjourned session will be borne by the Trust.

         TABULATION OF VOTES. Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Trust to act as inspectors for the Meeting. The inspectors will count the total number of votes cast "for" the election of any nominee for purposes of determining whether sufficient affirmative votes have been cast. The inspectors will count shares represented by proxies that withhold authority to vote or "broker non-votes" (I.E., shares held by brokers or nominees as to which: (1) instructions have not been received from the beneficial owners or persons entitled to vote, and (2) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Broker non-votes will have no effect on the outcome of the election of Trustees. All matters relating to the giving, voting or validity of proxies shall be governed by the General Corporation Law of the State of Delaware relating to proxies, and judicial interpretations thereunder, as if the Trust were a Delaware corporation and the Shareholders were shareholders of a Delaware corporation.

         DATE FOR RECEIPT OF SHAREHOLDERS' PROPOSALS FOR SUBSEQUENT MEETINGS OF SHAREHOLDERS. The Trust's Trust Instrument does not provide for annual meetings of shareholders, and the Trust does not currently intend to hold such a meeting in 1998. Shareholder proposals for inclusion in the Trust's proxy statement for any subsequent meeting must be received by the Trust a reasonable period of time prior to any such meeting.

[Left column]
                        SCHRODER CAPITAL FUNDS (DELAWARE)

                                2 PORTLAND SQUARE
                              PORTLAND, MAINE 04101




[Right column]
                        SCHODER CAPITAL FUNDS (DELAWARE)

                           SCHRODER INTERNATIONAL FUND

                        THIS PROXY IS SOLICITED ON BEHALF
                            OF THE BOARD OF TRUSTEES

         Revoking any such prior appointments, the undersigned appoints Catherine S. Wooledge and Thomas G. Sheehan, and each of them, attorneys and proxies of the undersigned, each with power of substitution to vote all of the shares of beneficial interest ("Shares") of Schroder International Fund, (the "Fund") registered in the name of the undersigned at the Special Meeting of Shareholders ("Meeting") of Schroder Capital Funds (Delaware) (the "Trust") to be held at the offices of the Trust's administrator and distributor, Schroder Fund Advisors Inc., 787 Seventh Avenue, 5th Floor, New York, New York 10019 at 4:00 p.m. on December 8, 1997 and at any adjournment or adjournments thereof.

         THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE BY THE UNDERSIGNED. IF NO SPECIFICATIONS ARE MADE, SUCH SHARES WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES FOR TRUSTEE. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

PLEASE SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE.

         In voting on election of new Trustees, a vote FOR a Trustee will be deemed to be instructions to the Board of Trustees to vote for the Nominee as a Trustee of Schroder Capital Funds.



[Bottom section of page]

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  |X|
KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                            DETACH AND RETURN THIS PORTION ONLY


               THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED


SCHRODER CAPITAL FUNDS (DELAWARE) -
SCHRODER INTERNATIONAL FUND

Vote on New Trustees:

1.  Election of New Trustees:   1) Hon. David N. Dinkins,
                                2) Peter S. Knight, and
                                3) Sharon L. Haugh


__________________________________         ________
Signature [Please Sign Within Box]          Date




For      Withhold    For All           To  withhold  authority  to vote, mark
All      All         Except:           "For  All  Except"  and write the
---      ---         ------            nominee's   number  on  the line below.

[ ]      [ ]           [ ]       ______________________________________________


_________________________________           _________
Signature (If Shares held jointly)            Date

[Left column]
                        SCHRODER CAPITAL FUNDS (DELAWARE)

                                2 PORTLAND SQUARE
                              PORTLAND, MAINE 04101





[Right column]
                        SCHRODER CAPITAL FUNDS (DELAWARE)

                         SCHRODER INTERNATIONAL SMALLER
                                 COMPANIES FUND

                        THIS PROXY IS SOLICITED ON BEHALF
                            OF THE BOARD OF TRUSTEES

         Revoking any such prior appointments, the undersigned appoints Catherine S. Wooledge and Thomas G. Sheehan, and each of them, attorneys and proxies of the undersigned, each with power of substitution to vote all of the shares of beneficial interest ("Shares") of Schroder International Smaller Companies Fund (the "Fund") registered in the name of the undersigned at the Special Meeting of Shareholders ("Meeting") of Schroder Capital Funds (Delaware) (the "Trust") to be held at the offices of the Trust's administrator and distributor, Schroder Fund Advisors Inc., 787 Seventh Avenue, 5th Floor, New York, New York 10019 at 4:00 p.m. on December 8, 1997 and at any adjournment or adjournments thereof.

         THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE BY THE UNDERSIGNED. IF NO SPECIFICATIONS ARE MADE, SUCH SHARES WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES FOR TRUSTEE. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

PLEASE SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE.

         In voting on election of new Trustees, a vote FOR a Trustee will be deemed to be instructions to the Board of Trustees to vote for the Nominee as a Trustee of Schroder Capital Funds.



[Bottom section of page]

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  |X|
KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY


               THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED


SCHRODER CAPITAL FUNDS (DELAWARE) -
SCHRODER INTERNATIONAL SMALLER COMPANIES FUND

Vote on New Trustees:

1.  Election of New Trustees:  1) Hon. David N. Dinkins,
                               2) Peter S. Knight, and
                               3) Sharon L. Haugh


________________________________           _________
Signature [Please Sign Within Box]           Date



For      Withhold    For All           To  withhold  authority  to vote, mark
All      All         Except:           "For  All  Except" and write the
---      ---         ------            nominee's   number  on  the line below.
[ ]      [ ]          [ ]        ______________________________________________


_____________________________________      ________
Signature (If Shares held jointly)          Date

[Left column]
                        SCHRODER CAPITAL FUNDS (DELAWARE)

                                2 PORTLAND SQUARE
                              PORTLAND, MAINE 04101



[Right column]
                        SCHRODER CAPITAL FUNDS (DELAWARE)

                             SCHRODER MICRO CAP FUND

                        THIS PROXY IS SOLICITED ON BEHALF
                            OF THE BOARD OF TRUSTEES

         Revoking any such prior appointments, the undersigned appoints Catherine S. Wooledge and Thomas G. Sheehan, and each of them, attorneys and proxies of the undersigned, each with power of substitution to vote all of the shares of beneficial interest ("Shares") of Schroder Micro Cap Fund (the "Fund") registered in the name of the undersigned at the Special Meeting of Shareholders ("Meeting") of Schroder Capital Funds (Delaware) (the "Trust") to be held at the offices of the Trust's administrator and distributor, Schroder Fund Advisors Inc., 787 Seventh Avenue, 5th Floor, New York, New York 10019 at 4:00 p.m. on December 8, 1997 and at any adjournment or adjournments thereof.

         THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE BY THE UNDERSIGNED. IF NO SPECIFICATIONS ARE MADE, SUCH SHARES WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES FOR TRUSTEE. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

PLEASE SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE.

         In voting on election of new Trustees, a vote FOR a Trustee will be deemed to be instructions to the Board of Trustees to vote for the Nominee as a Trustee of Schroder Capital Funds.


[Bottom section of page]

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  |X|
KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY


               THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED


SCHRODER CAPITAL FUNDS (DELAWARE) -
SCHRODER MICRO CAP FUND

Vote on New Trustees:

1.  Election of New Trustees:  1) Hon. David N. Dinkins,
                               2) Peter S. Knight, and
                               3) Sharon L. Haugh



___________________________________        _______
Signature [Please Sign Within Box]          Date




For      Withhold    For All            To  withhold  authority  to vote, mark
All      All         Except:            "For  All  Except" and write the
---      ---         ------             nominee's   number  on  the line below.
[ ]      [ ]          [ ]



__________________________________        _______
Signature (If Shares held jointly)         Date

[Left column]
                        SCHRODER CAPITAL FUNDS (DELAWARE)

                                2 PORTLAND SQUARE
                              PORTLAND, MAINE 04101




[Right column]
                        SCHRODER CAPITAL FUNDS (DELAWARE)

                            SCHRODER U.S. EQUITY FUND

                        THIS PROXY IS SOLICITED ON BEHALF
                            OF THE BOARD OF TRUSTEES

         Revoking any such prior appointments, the undersigned appoints Catherine S. Wooledge and Thomas G. Sheehan, and each of them, attorneys and proxies of the undersigned, each with power of substitution to vote all of the shares of beneficial interest ("Shares") of Schroder U.S. Equity Fund (the "Fund") registered in the name of the undersigned at the Special Meeting of Shareholders ("Meeting") of Schroder Capital Funds (Delaware) (the "Trust") to be held at the offices of the Trust's administrator and distributor, Schroder Fund Advisors Inc., 787 Seventh Avenue, 5th Floor, New York, New York 10019 at 4:00 p.m. on December 8, 1997 and at any adjournment or adjournments thereof.

         THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE BY THE UNDERSIGNED. IF NO SPECIFICATIONS ARE MADE, SUCH SHARES WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES FOR TRUSTEE. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

PLEASE SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE.

         In voting on election of new Trustees, a vote FOR a Trustee will be deemed to be instructions to the Board of Trustees to vote for the Nominee as a Trustee of Schroder Capital Funds.


[Bottom section of page]

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  |X|
KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY


               THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

SCHRODER CAPITAL FUNDS (DELAWARE) -
SCHRODER U.S. EQUITY FUND

Vote on New Trustees:

1.  Election of New Trustees:  1) Hon. David N. Dinkins,
                               2) Peter S. Knight, and
                               3) Sharon L. Haugh


______________________________             ______
Signature [Please Sign Within Box]          Date




For      Withhold   For All            To  withhold  authority  to vote, mark
ALL      ALL        EXCEPT:            "For  All  Except" and write the
---      ---        ------             nominee's   number  on  the line below.
[ ]      [ ]         [ ]            __________________________________________


______________________________________      ________
Signature (If Shares held jointly)           Date

[Left column]
                        SCHRODER CAPITAL FUNDS (DELAWARE)

                                2 PORTLAND SQUARE
                              PORTLAND, MAINE 04101




[Right column]
                        SCHRODER CAPITAL FUNDS (DELAWARE)

                      SCHRODER U.S. SMALLER COMPANIES FUND

                        THIS PROXY IS SOLICITED ON BEHALF
                            OF THE BOARD OF TRUSTEES

         Revoking any such prior appointments, the undersigned appoints Catherine S. Wooledge and Thomas G. Sheehan, and each of them, attorneys and proxies of the undersigned, each with power of substitution to vote all of the shares of beneficial interest ("Shares") of Schroder U.S. Smaller Companies Fund (the "Fund") registered in the name of the undersigned at the Special Meeting of Shareholders ("Meeting") of Schroder Capital Funds (Delaware) (the "Trust") to be held at the offices of the Trust's administrator and distributor, Schroder Fund Advisors Inc., 787 Seventh Avenue, 5th Floor, New York, New York 10019 at 4:00 p.m. on December 8, 1997 and at any adjournment or adjournments thereof.

         THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE BY THE UNDERSIGNED. IF NO SPECIFICATIONS ARE MADE, SUCH SHARES WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES FOR TRUSTEE. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

PLEASE SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE.

         In voting on election of new Trustees, a vote FOR a Trustee will be deemed to be instructions to the Board of Trustees to vote for the Nominee as a Trustee of Schroder Capital Funds.



[Bottom section of page]

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  |X|
KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY


               THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED


SCHRODER CAPITAL FUNDS (DELAWARE) -
SCHRODER U.S. SMALLER COMPANIES FUND

Vote on New Trustees:


1.  Election of New Trustees:       1) Hon. David N. Dinkins,
                                    2) Peter S. Knight, and
                                    3) Sharon L. Haugh


___________________________________        _______
Signature [Please Sign Within Box]          Date




For      Withhold    For All             To withhold authority to vote, mark
All      All         Except:             "For  All  Except" and write the
---      ---         ------              nominee's number on the line below.
[ ]      [ ]          [ ]             _______________________________________


___________________________________        _______
Signature (If Shares held jointly)          Date